SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-e Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-56234-11                  80-0046595/Man
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-e Trust

On July 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-e Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-e Trust relating to the distribution date of July 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2003


                             Payment Date: 07/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-e Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    4.713000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    5.624000%             0.00          0.00            0.00       0.00       0.00
                        A3         56,116,070.58    5.847000%     5,523,902.85    273,425.55    5,797,328.41       0.00       0.00
                        A4          3,907,717.28    5.706000%       384,664.33     18,581.20      403,245.52       0.00       0.00
                        A5         15,630,869.13    5.839000%     1,538,657.31     76,057.20    1,614,714.52       0.00       0.00
                        AIO        85,675,185.08    0.316960%             0.00     22,629.70       22,629.70       0.00       0.00
Residual                AR                  0.00    6.197006%             0.00          0.00            0.00       0.00       0.00
                        ALR                 0.00    6.197006%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,778,868.99    6.197006%       223,355.34     24,678.90      248,034.24       0.00       0.00
                        B2          1,849,546.86    6.197006%        86,444.34      9,551.38       95,995.72       0.00       0.00
                        B3          1,542,008.08    6.197006%        72,070.56      7,963.19       80,033.75       0.00       0.00
                        B4            616,310.18    6.197006%        28,805.18      3,182.73       31,987.91       0.00       0.00
                        B5            616,926.49    6.197006%        28,833.98      3,185.91       32,019.90       0.00       0.00
                        B6            616,867.48    6.197006%        28,831.23      3,185.61       32,016.83       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         85,675,185.08     -            7,915,565.12    442,441.38    8,358,006.50     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3         50,592,167.73              0.00
                                A4          3,523,052.95              0.00
                                A5         14,092,211.82              0.00
                                AIO        77,759,619.96              0.00
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,555,513.65              0.00
                                B2          1,763,102.52              0.00
                                B3          1,469,937.52              0.00
                                B4            587,505.01              0.00
                                B5            588,092.51              0.00
                                B6            588,036.26              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         77,759,619.96     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-e Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     4.713000% 0605062P6     0.000000      0.000000      0.000000
                           A2              0.00     5.624000% 0605062Q4     0.000000      0.000000      0.000000
                           A3     56,116,070.58     5.847000% 0605062R2    42.515107      2.104439    389.386181
                           A4      3,907,717.28     5.706000% 0605062S0    15.386573      0.743248    140.922118
                           A5     15,630,869.13     5.839000% 0605062T8    15.386573      0.760572    140.922118
                           AIO    85,675,185.08     0.316960% 0605062U5     0.000000      0.045235    155.436236
Residual                   AR              0.00     6.197006% 0605062V3     0.000000      0.000000      0.000000
                           ALR             0.00     6.197006% 0605062W1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,778,868.99     6.197006% 0605062X9    28.805177      3.182732    587.504985
                           B2      1,849,546.86     6.197006% 0605062Y7    28.805178      3.182732    587.505005
                           B3      1,542,008.08     6.197006% 0605062Z4    28.805178      3.182732    587.505004
                           B4        616,310.18     6.197006% 0605063A8    28.805178      3.182732    587.505006
                           B5        616,926.49     6.197006% 0605063B6    28.805178      3.182732    587.505002
                           B6        616,867.48     6.197006% 0605063C4    28.805189      3.182733    587.505234
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      85,675,185.08       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-e Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        77,759,619.59    77,759,619.59
Loan count                    178              178
Avg loan rate           6.659006%             6.66
Prepay amount        7,822,536.45     7,822,536.45

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        19,647.95        19,647.95
Sub servicer fees            0.00             0.00
Trustee fees               214.19           214.19


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.789413%           100.000000%             75,654,657.00
   -----------------------------------------------------------------------------
   Junior           11.210587%             0.000000%              9,552,187.46
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   636,490.44
60 to 89 days                           1                   342,324.42
90 or more                              1                   478,768.90
Foreclosure                             0                         0.00

Totals:                                 4                 1,457,583.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,358,006.50          8,358,006.50
Principal remittance amount            7,915,565.12          7,915,565.12
Interest remittance amount               442,441.38            442,441.38